ArrowMark Financial Corp.
Consolidated Schedule of Investments (unaudited)

As of September 30, 2024
Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 6.6%
Banking – 6.6%
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030(4)	$5,000,000	$ 4,850,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(5)	$700,000	570,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028(4)	$4,000,000	3,400,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(5)	$1,700,000	1,432,250
	Total Term Loans (Cost $11,400,000)		10,252,750
Structured Debt Security – 7.2%
Banking – 7.2%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 11.33%), 144A(6)(7)	$14,860,000	11,182,150
	Total Structured Debt Securities (Cost $14,714,672)		11,182,150
Regulatory Capital Relief Securities – 116.1%
Banking – 116.1%
Absolute	Credit Linked Note, 17.84%, 10/10/2027(8)**	$2,767,301	2,791,653
Algonquin	Credit Linked Note, 14.87%, 11/20/2025(9)+	$2,890,234	2,764,467
Algonquin	Credit Linked Note, 15.62%, 11/01/2028(9)+	$1,986,708	1,933,572
Algonquin	Guarantee Linked Note, 13.87%, 05/01/2027(9)+	$4,778,493	4,625,059
AMF Ireland Finance 1 - Series 1	Profit Participating Note, 18.87%, 06/30/2031(4)(9)	$6,998,880	7,330,627
AMF Ireland Finance 1 - Series 2	Profit Participating Note, 12.60%, 7/31/2029(4)(8)	$2,476,539	2,487,656
AMF Ireland Finance 2 - Series 1	Profit Participating Note, 14.62%, 11/21/2033(4)(9)	$10,000,000	9,975,000
AMF Ireland Finance 2 - Series 2	Profit Participating Note, 16.11%, 04/20/2030(4)(9)	$3,000,000	3,000,000
AMF Ireland Finance 3 - Series 1	Profit Participating Note, 11.85%, 07/07/2032(4)(8)**	$4,282,211	4,286,944
AMF Ireland Finance 3 - Series 2	Profit Participating Note, 11.95%, 12/31/2037(4)(10)**	€3,000,000	3,340,118
AMF Ireland Finance 3 - Series 3	Profit Participating Note, 15.02% 06/30/2032(4)(9)	$2,000,000	1,993,800
Auto ABS Synthetic French Loans	Credit Linked Note, 16.13%, 12/15/2030(11)**	€2,107,068	2,360,962
Boa Vista	Credit Linked Note, 12.46%, 09/07/2026(10)**	€2,000,000	2,230,753
Castelo	Credit Linked Note, 12.58%, 05/05/2025(10)**	€1,527,039	1,679,085
Cedar	Credit Linked Note, 14.13%, 12/15/2027(10)**	€2,327,194	2,496,869
Cedar	Credit Linked Note, 14.63%, 03/30/2030(4)(10)**	€3,671,004	4,145,222
CHAKRA	Credit Linked Note, 14.78%, 06/26/2027(9)+	$4,000,000	4,048,000
Colonnade	Credit Linked Note, 17.49%, 04/30/2028(4)(9)	$5,208,367	5,326,076
Colonnade	Credit Linked Note, 17.22%, 11/30/2029(4)(9)	$7,016,316	7,028,243
Colonnade	Credit Linked Note, 18.02%, 12/15/2029(4)(9)	$3,574,775	3,648,773
See Notes to Schedule of Investments
| ArrowMark Financial Corp.    1

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Colonnade	Credit Linked Note, 17.36%, 04/30/2030(4)(9)	$9,401,523	$ 9,460,753
CRAFT	Credit Linked Note, 17.12%, 12/15/2027, 144A(6)(9)	$5,000,000	5,193,500
CRAFT	Credit Linked Note, 15.54%, 04/30/2028, 144A(6)(12)	$870,048	1,017,956
CRAFT	Credit Linked Note, 13.86%, 02/21/2031, 144A(4)(6)(12)	$3,034,944	3,065,294
Elvetia	Credit Linked Note, 9.37%, 10/20/2029(13)+	CHF2,000,000	2,342,648
Elvetia	Credit Linked Note, 10.62%, 10/20/2030(4)(13)+	CHF2,716,367	2,845,229
Elvetia	Credit Linked Note, 10.87%, 1/20/2031(4)(13)+	CHF2,550,000	3,023,784
FCT Colisee	Credit Linked Note, 14.20%, 01/09/2024(14)+	€941,919	1,055,155
FCT Colisee	Credit Linked Note, 11.71%, 07/07/2034(10)+	€1,612,603	1,800,903
FCT Opale	Credit Linked Note, 12.53%, 05/05/2030(9)+	$4,000,000	4,003,400
Future Ready Chakra	Credit Linked Note, 13.37%, 12/15/2030(9)+	$4,583,333	4,284,958
LOFT	Credit Linked Note, 12.87%, 02/28/2030, 144A(4)(6)(9)	$2,870,000	2,984,800
LOFT	Credit Linked Note, 24.37%, 02/28/2030, 144A(6)(9)	$6,910,000	7,168,088
Mespil	Credit Linked Note, 15.36%, 12/08/2031(9)**	$3,857,576	3,742,427
Muskoka	Credit Linked Note, 15.62%, 11/01/2027(9)+	$2,650,000	2,637,669
Nansa	Credit Linked Note, 13.11%, 03/01/2026(10)**	€7,001,194	7,754,413
Nightingale LF	Credit Linked Note, 15.95%, 04/01/2028(4)(15)**	£2,000,000	2,673,900
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 16.42%, 12/20/2024(4)(9)+	$569,714	571,765
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 13.23%, 06/29/2026(14)**	€1,642,266	1,832,019
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 13.13%, 11/10/2026(14)+	€1,756,205	1,909,175
Pymes Magdalena	Credit Linked Note, 11.44%, 03/20/2024(10)**	€2,020,494	2,192,211
Resonance	Credit Linked Note, 11.70%, 10/05/2028(10)**	€1,170,798	1,301,481
Salisbury	Credit Linked Note, 15.45%, 06/16/2027(15)+	£5,079,957	6,550,407
Salisbury	Credit Linked Note, 14.70%, 03/20/2028(15)+	£612,801	811,251
Salisbury	Credit Linked Note, 15.20%, 04/17/2028(15)+	£3,814,755	5,149,506
Salisbury	Credit Linked Note, 17.05%, 04/17/2028(15)+	£1,940,175	2,583,215
Start	Credit Linked Note, 5.36%, 06/16/2025(4)(9)+	$4,026,621	1,520,855
Terra	Credit Linked Note, 13.24%, 09/25/2029(9)**	$10,000,000	9,891,000
Waterloo	Credit Linked Note, 15.12%, 03/21/2026(4)(9)**	$2,700,000	2,700,000
	Total Regulatory Capital Relief Securities (Cost $180,946,505)		179,560,641
Trust Preferred and Preferred Securities – 1.2%
Banking – 1.2%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A - 9%(4)(16)(17)	$2,789,000	1,673,400
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B - 9%(4)(17)(18)	$200,000	120,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		1,793,400
	Total Long-Term Investments (Cost $210,065,380)		202,788,941
    2    ArrowMark Financial Corp.|
See Notes to Schedule of Investments

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Money Market Fund – 1.6%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 4.76%	2,532,074	$ 2,532,074
	Total Money Market Fund (Cost $2,532,074)		2,532,074
	Total Investments (Cost $212,597,454)(19)(20) — 132.7%		205,321,015
	Other assets and liabilities, net — (32.7)%(21)		(50,602,516)
	Total Net Assets — 100.0%		$154,718,499

(1)	Except with respect to Community Funding 2018, LLC ("CF 2018"), we do not "control" and are not an "affiliate" of any of our investments, as such terms are defined under the Investment Company Act of 1940 (the "1940 Act"). We may be deemed to control and be an affiliate of CF 2018 because we are the sole member of such entity.
(2)	Par Value in USD, GBP, EUR or CHF.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 91,452,239 or 59.11% of net assets.
(5)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(6)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
(7)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(8)	Floating rate note: 30 Day Average SOFR + minimum of 6.50%
(9)	Floating rate note: 90 Day Average SOFR + minimum of 0.00%
(10)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 8.00%
(11)	Floating rate note: 1M EURIBOR + minimum of 12.50%
(12)	Floating rate note: 3M SOFR + minimum of 8.76%
(13)	Floating rate note: 3M CHF SARO + minimum of 8.00%
(14)	Floating rate note: 3M EURIBOR + minimum of 9.50%
(15)	Floating rate note: SONIA + minimum of 9.75%
(16)	As of September 30, 2024, this investment has deferred, undeclared and compounding dividends of $189,805 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(17)	Non-income producing securities
(18)	As of September 30, 2024, this investment has deferred, undeclared and compounding dividends of $13,611 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(19)	As of September 30, 2024, the tax cost basis of investment securities was $212,597,454. The gross unrealized appreciation over tax cost was $2,944,708 and gross unrealized depreciation under tax cost was $10,221,147. Net unrealized depreciation of tax cost under value was $205,321,015.
(20)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(21)	Includes $55,500,000 in bank loans from Texas Capital Bank.
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.
Forward foreign currency contracts outstanding as of September 30, 2024 were as follows:
Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	8,848,829	CHF	7,456,908	10/31/24	NWG	$4,891
USD	39,039,767	EUR	34,896,505	10/31/24	NWG	141,296
USD	18,774,972	GBP	13,997,072	10/31/24	NWG	61,881
						$208,068
ABS	Asset-Backed Security
CHF	Swiss Franc
See Notes to Schedule of Investments
| ArrowMark Financial Corp.    3

EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
NWG	NatWest
PLC	Public Limited Company
SARO	Swiss Average Rate Overnight
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
USD	United States Dollar

Affiliated Investments
Investments in and advances to Affiliates (as per 210.12-14) for Period Ended 09/30/2024	Shares/Principal Amount*	Net Realized Gain/Loss for Period	Net Increase (Decrease) in Unrealized Appreciation	Interest Received	09/30/2024 Value
Security Name
Community Funding 2018, LLC., Preferred shares, 11.33%*	$14,860,000	$–	$199,478	$976,581	$11,182,150

*The balance at the beginning of the period was $14,860,000. During the period the Fund made no additions or sales of the position and received no paydowns.
Additional Information
The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC.
Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$ 9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	1,650,000	Kansas
Total	$36,150,000
    4    ArrowMark Financial Corp.|
See Notes to Schedule of Investments

Notes to Consolidated Schedule of Investments (unaudited)
Investment Valuation– The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp (“AMFC” or the “Company”). are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.
The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:
• Level 1— Quoted prices in active markets for identical securities;
• Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and
• Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by  AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.
| ArrowMark Financial Corp.    5

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.
The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at September 30, 2024, were as follows:
	TOTAL FAIR VALUE AT 9-30-24	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$10,252,750	$—	$2,002,750	$8,250,000
Structured Debt Security	11,182,150	—	11,182,150	—
Regulatory Capital Relief Securities	179,560,641	—	98,151,802	81,408,839
Trust Preferred and Preferred Securities	1,793,400	—	—	1,793,400
Money Market Fund	2,532,074	2,532,074	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	208,068	—	208,068	—
Total Investments in Securities	$205,529,083	$2,532,074	$111,544,770	$91,452,239
    6    ArrowMark Financial Corp.|

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.
For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:
	TERM LOANS	REGULATORY CAPITAL RELIEF SECURITIES	TRUST PREFERRED AND PREFERRED SECURITIES	TOTAL
Balance at December 31, 2023	$—	$83,962,068	$—	$83,962,068
Realized loss including earnings	—	—	—	—
Net change in unrealized depreciation on investments	175,000	(5,260,557)	—	(5,085,557)
Purchases	—	23,204,601	—	23,204,601
Sales	—	—	—	—
Transfers in	8,075,000	8,429,334	1,793,400	18,297,734
Transfers out	—	(28,926,607)	—	(28,926,607)
Balance at September 30, 2024	$8,250,000	$81,408,839	$1,793,400	$91,452,239
The net change in unrealized depreciation on Level 3 securities held as of September 30, 2024 was $(5,085,557).
	FAIR VALUE AT 09-30-24	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Term Loans	$8,250,000	Broker Quote	—	—	—
Regulatory Capital Relief Securities	81,408,839	Broker Quote	—	—	—
Trust Preferred and Preferred Securities	1,793,400	Broker Quote	—	—	—
	$91,452,239
For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.
Forward Foreign Currency Transactions/Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the
| ArrowMark Financial Corp.    7

foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
    8    ArrowMark Financial Corp.|